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                              Charles E. Bradley
                         c/o Stanwich Partners, Inc.
                             One Stamford Landing
                             62 Southfield Avenue
                         Stamford, Connecticut  06902


                                 June 18, 1996


Chatwins Group, Inc.
300 Weyman Plaza
Suite 340
Pittsburgh, PA  15236

Dear Sirs and Madams:

     Reference is made to the Promissory Note, dated June 14, 1995 (the "Parkdale Note"), in the original principal amount of $5,800,000 issued by Chatwins Group, Inc. ("CGI") to Parkdale Holdings Corporation, N.V. ("Parkdale"), the Allonge dated September 14, 1995, attached to the Parkdale Note and the subsequent transfer by Parkdale of all its right, title and interest to the Parkdale Note to Charles E. Bradley, Sr. ("Bradley"), and the Allonge dated January 31, 1996.

     Bradley agrees with CGI to amend the Parkdale Note as follows: the Maturity Date set forth in Section 1 thereof shall be extended to December 31, 1996. The other terms of the Parkdale Note shall remain in full force and effect and shall not be altered or amended in any respect. The parties agree that to effect the foregoing an allonge executed by CGI in the form of Attachment A hereto shall be attached to and become a part of the Note.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the application of principles of conflicts of laws.

                                          Sincerely,


                                          ---------------------------------
                                          Charles E. Bradley, Sr.

Accepted and agreed as
of June 18, 1996.

CHATWINS GROUP, INC.


By:  ----------------------------
     Name:     Russell S. Carolus
     Title:    Vice President






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                                                               ATTACHMENT A




                        Third Allonge To Be Attached To
                     Promissory Note Dated June 14, 1995
                                      Of
                             Chatwins Group, Inc.




     1.  The "Maturity Date" set forth in Section 1 of the attached Promissory
Note is hereby amended to be December 31, 1996.



Dated:     June 18, 1996


                                          CHATWINS GROUP, INC.


                                          By:  ----------------------------
                                               Name:     Russell S. Carolus
                                               Title:    Vice President